SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ] Confidential, For Use of
                                              the Commission Only (as
                                              permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               ACORN HOLDING CORP.
   -------------------------------------------------------------------------
                (Name Of Registrant As Specified In Its Charter)


   -------------------------------------------------------------------------
    (Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules
         14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

         ------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ------------------------------------------------------------------

     (5) Total fee paid:

         ------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials:

         ------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

         ------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:

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     (3) Filing Party:

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     (4) Date Filed:

         ------------------------------------------------------------------

                               ACORN HOLDING CORP.
                                 100 Park Avenue
                                   23rd Floor
                            New York, New York 10017

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held December 18, 1998

To the Stockholders:

     The Annual Meeting of the Stockholders of ACORN HOLDING CORP. (the "Company") will be held at Club 101, 101 Park Avenue, Lobby Level, New York, New York, on Friday, December 18, 1998, at 11:00 A.M., local time, for the following purposes:

          1. To elect five directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

          2. To ratify the selection of the firm of Grant Thornton LLP as the independent public accountants of the Company for the 1998 fiscal year; and

          3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on November 5, 1998, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders (the "Meeting"). Only stockholders of record at the close of business on this date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                            By Order of the Board of Directors


                                            STEPHEN A. OLLENDORFF
                                            Secretary

November 9, 1998

         YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                               ACORN HOLDING CORP.
                                 100 Park Avenue
                                   23rd Floor
                            New York, New York 10017


                         Annual Meeting of Stockholders
                          To Be Held December 18, 1998

                               GENERAL INFORMATION


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Acorn Holding Corp.(the "Company") for use at the 1998 Annual Meeting of Stockholders (the "Meeting") to be held at Club 101, 101 Park Avenue, Lobby Level, New York, New York, on Friday, December 18, 1998, at 11:00 A.M., local time, and at any adjournment(s) thereof for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

     The principal executive offices of the Company are located at 100 Park Avenue, 23rd Floor, New York, New York 10017 (telephone no. 212-685-5654). The enclosed proxy and this proxy statement are being transmitted to stockholders of the Company on or about November 9, 1998

Voting Securities; Solicitation and Revocation
----------------------------------------------

     The Company's Board of Directors has fixed the close of business on November 5, 1998, as the record date for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. At the close of business on that date, 4,070,406 shares of Common Stock, par value $.01 (the "Common Stock"), were issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Meeting. The Company has no other class of securities entitled to vote at the Meeting.

     Proxies in the form enclosed are being solicited by, or on behalf of, the Board of Directors. The persons named in the proxy have been designated as proxies in respect of the Meeting by the Company's Board of Directors (the "Board"). Pursuant to Delaware corporate law and the Company's By-laws, the holders of a majority of the outstanding shares of Common Stock must be present in person or represented by proxy for a quorum to exist at the Meeting. If a quorum is present at the Meeting, the nominees for director shall be elected by a plurality of the votes present (in person or by proxy) at the Meeting and entitled to vote thereon. The approval of all other matters to be properly brought by the Board of Directors before the Meeting (assuming a quorum exists) requires the affirmative vote of the holders of a majority of the shares of Common Stock present (in person or by proxy) at the Meeting and entitled to vote thereon.

     Abstentions and broker non-votes (i.e., shares of Common Stock represented at the Meeting by proxies held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) with respect to any proposal will be included in determining the existence of a quorum. Abstentions and broker non-votes will not be counted in tabulations of the votes cast on proposals. Thus, neither abstentions nor broker non-votes will have an effect on the outcome of the election of the nominees for directors, which requires only a plurality of the votes at the Meeting, or of the ratification of the selection of the independent accountants, which requires only the affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) at the Meeting in favor of such proposal.

     Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted "FOR" the election of all of the nominees for directors named herein, and "FOR" the ratification of the selection of the firm of Grant Thornton LLP as the Company's independent public accountants for the 1998 fiscal year. In the unanticipated event that any other matters are properly presented at the Meeting for action, the persons named in the proxy will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their judgment.

     Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is voted by written notification thereof delivered to Messrs. Edward N. Epstein and/or Stephen A. Ollendorff (Company Secretary), c/o of the Company at the address set forth hereinabove, by voting in person at the Meeting, or by executing and delivering another proxy bearing a later date. Attendance by a stockholder at the Meeting does not alone serve to revoke his or her proxy.

     The solicitation of proxies will be made principally by mail and, in addition, may be made by directors and officers of the Company personally or by telephone or telegraph, without special or extra compensation for such services. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Company will, upon request, reimburse them for their out-of-pocket and clerical expenses in transmitting proxies and related material to beneficial owners. The costs of soliciting proxies will be borne by the Company. It is estimated that said costs will be relatively nominal.

Annual Report
-------------

     The Company's Annual Report for the fiscal year ended December 31, 1997, which contains audited financial statements, is being mailed with this Proxy Statement to all Company stockholders of record as of the close of business on November 5, 1998.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth, as of the close of business on November 1, 1998, information as to the stockholders (other than members of the Company's management), which are known by the Company to beneficially own more than 5% of its Common Stock.

                                  No. of Shares
Name and Address                  Beneficially                   Percentage
of Beneficial Owner                 Owned(1)                       of Class
-------------------               -------------                  ----------

Estate of Herbert Berman(2)         283,600                         6.97%
 405 Lexington Avenue
 New York, NY 10174

Allen Landers, M.D.
1385 York Avenue
New York, NY 10021                  253,800                         6.24%

---------------
(1) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act"). Such beneficial ownership includes both sole voting and sole dispositive power.

(2) Excludes 51,000 shares of Common Stock owned by the adult children of the late Herbert Berman.

Ownership by Management
-----------------------

     The following table sets forth, as of November 1, 1998, the beneficial ownership of the Common Stock of the Company by (i) each present director and nominee for election as a director of the Company, (ii) the Named Executives, as defined below, and (iii) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days.

                                    No. of Shares
Name and Address                    Beneficially                   Percentage
of Beneficial Owner(1)               Owned(2)                       of Class
----------------------              -------------                  ----------

Bert Sager..............              428,125(3)(4)                  10.12%
Stephen A. Ollendorff...            1,453,700                        32.37%
                                      (4)(5)(6)
Edward N. Epstein.......              927,500(4)(5)(7)               22.13%
Paula Berliner..........              168,300(4)                      4.06%
Robert P. Freeman.......              140,000(4)                      3.36%
Edward S. Croft, III....                -                             -
Ronald J. Manganiello...              184,946(8)                      4.54%
All directors and executive
 officers as a group
 (8 persons)...........             2,542,892(4)                     51.79%

-----------
*     Less than 1%.

(1) The business address, for purposes hereof, of all of the Company's directors and executive officers is in care of the Company's principal executive offices at 100 Park Avenue, 23rd Floor, New York, New York 10017.

(2) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the 1934 Act. Unless otherwise specifically noted herein, the Company believes that all persons in the above table have sole voting and dispositive power with respect to all shares of Common Stock shown to be beneficially owned by them.

(3) Does not include 200 shares of Common Stock owned by Marilyn Sager, his wife, as sole trustee of a trust formed by her mother, with respect to which Mr. Sager disclaims beneficial ownership.

(4) Includes the following shares that may be acquired upon the exercise of options within 60 days of November 1, 1998: Mr. Sager - 160,000; Mr. Ollendorff - 300,000; Mr. Epstein - 120,000; Ms. Berliner - 70,000; Mr. Freeman - 100,000; and all directors and executive officers as a group (8 persons) - 840,000.

(5) Stephen A. Ollendorff, the Company's Chief Executive Officer, has entered into an Irrevocable Proxy and Voting Agreement With Respect to Election of Directors, dated December 19, 1995, with Edward N. Epstein, the Company's President, with respect to the 927,500 shares of Common Stock beneficially owned by Mr. Epstein. This arrangement is described in "Certain Relationships and Related Transactions." Accordingly, Mr. Ollendorff's beneficial ownership includes such shares. Other than as set forth above, Mr. Ollendorff disclaims beneficial ownership of such shares.

(6)      Includes 1,000 shares owned by Bjorg Ollendorff, Mr. Ollendorff's wife.

(7) Includes 7,500 shares owned by Mr. Epstein as trustee for his minor child.

(8) Includes 32,946 shares owned of record by Lisa Manganiello, Mr. Manganiello's wife; includes 2,000 shares owned by Mr. Manganiello as trustee for his children.


                     PROPOSAL I: ELECTION OF FIVE DIRECTORS

     The  entire  Board  of  Directors  is to be  elected  at the  Meeting.  The
Company's By-laws provide that the number of directors comprising the Board shall be at least one, such number to be fixed by resolution of the Board. The number of directors, which is presently set at seven, has been reset to five, effective immediately prior to the commencement of the Meeting. The five persons listed below, all of whom have consented to being named in this Proxy Statement and to serving if elected, have been nominated to serve as directors of the Company until the Company's 1998 annual meeting of stockholders and until their respective successors have been duly elected and qualified. All of the nominees are currently directors of the Company, and each was elected by the Company's stockholders at the last annual meeting of stockholders. Edward S. Croft, III will not be standing for re-election to the Board due to his other time commitments.

     Proxies in the accompanying form will be voted at the Meeting in favor of the election of each of the nominees listed below, unless authority to do so is specifically withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the unexpected event that any of such nominees should become unable to or for good cause will not serve, the persons named in the accompanying proxy have discretionary authority to select and vote for the election of substitute management nominees. Directors will be elected by a plurality of the votes present at the Meeting in person or by proxy and entitled to vote thereon.

     Set forth below is certain information with respect to each nominee for election as a director of the Company (based solely on information provided by such nominees):

                           Year of              Principal Occupations During
                            First                    Past Five Years;
Name and Age               Election                Other Directorships
------------               --------      --------------------------------------

Bert Sager                   1983        Co-Chairman of the Board of the Company
(73)                                     since November 1995 and Chairman from
                                         June  1989  to  November   1995;   from
                                         inception  until June 1989,  President;
                                         for more  than the past five  years,  a
                                         practicing   attorney;    director   of
                                         Artesyn    Technologies,     Inc.,    a
                                         manufacturer of standardized electronic
                                         products.

Stephen A.
  Ollendorff
(60)  (1)                    1983        Chief Executive Officer since September
                                         1992,  and  Chairman of the Board since
                                         November 1995; President of the Company
                                         from June 1989 until  November 1995 and
                                         Vice President from inception until his
                                         election  as  President;  Of Counsel to
                                         the law  firm of  Hertzog,  Calamari  &
                                         Gleason since December  1990.  Director
                                         of  Artesyn   Technologies,   Inc.  and
                                         Pharmaceutical   Resources,   Inc.,   a
                                         manufacturer of generic drugs.

Edward N.                    1995        President and Chief Operating Officer
 Epstein*                                of the Company since November 1995.
(58)                                     For more than the past five years, a
                                         principal   of  Edward  N.   Epstein  &
                                         Assoc., a consulting firm  specializing
                                         in    corporate     structuring     and
                                         management;   since   January  1996,  a
                                         principal in the merchant  banking firm
                                         of New Canaan  Capital LLC;  since July
                                         1996,  a  principal  of Sylhan  LLC, an
                                         integrated    contract     manufacturer
                                         specializing in the precision machining
                                         of refractory metal parts.

                           Year of              Principal Occupations During
                            First                    Past Five Years;
Name and Age               Election                Other Directorships
------------               --------      --------------------------------------

Paula Berliner                1992       Vice President of the Company since
(55)                                     June  1992;  since  May  1990,  private
                                         investor; director of Republic Security
                                         Financial  Corp., a holding company for
                                         Republic Securities Bank.

Ronald J.                     1995       Since January 1996, a principal in the
 Manganiello*                            merchant banking firm of New Canaan
(49) (1)(2)                              Capital   LLC;   since  July  1996,   a
                                         principal  of Sylhan LLC;  from 1986 to
                                         January  1996,  Mr.   Manganiello   was
                                         Chairman and Chief Executive Officer of
                                         Hanger   Orthopedic   Group,   Inc.,  a
                                         publicly-traded   provider  of  patient
                                         care services and products for orthotic
                                         and prosthetic rehabilitation; director
                                         of Hanger Orthopedic Group, Inc.

     Set forth below is certain information with respect to Edward S. Croft, III who is not standing for re-election as a director of the Company (based solely on information provided by him).

                           Year of              Principal Occupations During
                            First                    Past Five Years;
Name and Age               Election                Other Directorships
------------               --------      --------------------------------------

Edward S. Croft,             1997        Since August 1996, Managing Director
 III  (55) (1)                           of Croft & Bender L.L.C., an investment
                                         banking  firm and  strategic  financial
                                         advisory  firm.   From  April  1996  to
                                         August 1996,  President of Croft & Co.,
                                         a  financial  advisory  firm;  for more
                                         than five  years  prior to April  1996,
                                         Managing   Director  of  The  Robinson-
                                         Humphrey  Company,  Inc., an investment
                                         banking   firm.   Director  of  Artesyn
                                         Technologies,  Inc.  and Just For Feet,
                                         Inc.,  an athletic  footwear  retailer.


----------

* Designees for directors of Edward N. Epstein. See "Certain Relationships and Related Transactions."

(1)  Member of the Audit Committee.

(2) Mr. Manganiello was a member of the Board from November 1995 until January 1997 and was then elected to the Board in December 1997.


     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FIVE NOMINEES NAMED ABOVE AS DIRECTORS OF THE COMPANY.

Board of Directors; Committees of the Board
-------------------------------------------

     The Board met nine times during fiscal 1997. During fiscal 1997, no director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which he served.

     The Board has established two operating committees, consisting of the Audit Committee and the Stock Option and Compensation Committee. The current functions of such committees are as follows:

     The Audit Committee, which held two meetings during fiscal 1997, reviews the internal and external audit functions of the Company and makes recommendations to the Board with respect thereto. It also has primary responsibility for the formulation and development of the auditing policies and procedures of the Company and for making recommendations to the Board with respect to the selection of the Company's independent auditing firm. The Chairman of this Committee is Ronald J. Manganiello.

     The Stock Option and Compensation Committee held two meetings during fiscal 1997. This Committee has primary responsibility for the administration of the Company's 1991 Stock Option Plan, including responsibility for the granting of options thereunder. The Committee is also responsible for establishing the overall philosophy of the Company's executive compensation program and overseeing the Company's compensation strategy. In October 1998, the full Board of Directors assumed the duties of this Committee.

Section 16(a) Compliance
------------------------

     The Company is aware of the following  late filings of reports  required by
Section 16(a) of the 1934 Act in respect of fiscal 1997: Paula Berliner failed to file, on a timely basis, a Statement of Changes in Beneficial Ownership on Form 4; Ronald J. Manganiello failed to file, on a timely basis, an Initial Statement of Beneficial Ownership on Form 3; and Stephen A. Ollendorff failed to file, on a timely basis, his Annual Statement of Changes in Beneficial Ownership on Form 5. These filings were subsequently completed on the appropriate forms.

Compensation of Directors
-------------------------

     Effective December 1993, directors who are not executive officers of the Company are compensated for their services by payment of an annual retainer of $4,000, $500 for each Board meeting attended in person by such director
(excluding the four regular quarterly Board meetings) and $250 for each committee meeting attended in person by such director.

Certain Relationships and Related Transactions
----------------------------------------------

     Mr. Ollendorff, Chief Executive Officer of the Company, is of counsel to Hertzog, Calamari & Gleason, general counsel to the Company. Mr. Ollendorff has entered into an Irrevocable Proxy and Voting Agreement With Respect to Election of Directors (the "Proxy"), with Edward N. Epstein, with respect to the shares of Common Stock beneficially owned by Mr. Epstein (the "Stock"), commencing on December 19, 1995 and terminating on December 31 of such year in which either party shall have given the other party at least twelve (12) months' prior written notice thereof; provided, that the Proxy shall remain in full force and effect until at least December 31, 1998. If any shares of the Stock covered by the Proxy are sold to any other party, the Proxy as it relates to such shares of Stock shall terminate immediately upon such sale. Pursuant to the Proxy, Mr. Ollendorff undertakes to vote the Stock, as well as use his best efforts (including voting shares of stock of the Company owned by him) for the election of the greater of (i) two directors or (ii) a number of directors equal to 22% (rounded up to the next highest number) of the entire Board, acceptable to Mr. Epstein. Pursuant to the foregoing, Mr. Epstein has designated himself and Ronald J. Manganiello to Mr. Ollendorff with respect to the election of members of the Board as acceptable to him.

Executive Officers
------------------

     The executive officers of the Company consist of Mr. Ollendorff as Chairman of the Board, Chief Executive Officer and Secretary, Mr. Sager, as Co-Chairman of the Board, Mr. Epstein, as President and Chief Operating Officer, Mrs. Berliner, as Vice President, and Larry V. Unterbrink as Treasurer.

     The following table sets forth certain information with respect to the executive officer of the Company who is not a director or nominee for election as a director:

Name                                                           Age
----                                                           ---

Larry V. Unterbrink.........................................    64
          Treasurer of the Company since February 1990; director from 1985 until February 1995. Private investor residing in Florida. From May 1982 to December 1994, President and Treasurer of Seahorse
          Ltd., a leasing and publishing company. Since November 1996, a principal of Groupe Financier, a publishing and consulting firm specializing in international finance.

                   EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

     The  following  table sets forth  information  for the fiscal  years  ended
December 31, 1997, December 31, 1996 and December 31, 1995, respectively, respecting compensation earned by the Chief Executive Officer of the Company and the executive officers (whose salary and bonus earned in fiscal 1997 exceeded $100,000) of the Company serving at the end of fiscal 1997 (the "Named Executives").



                                                                    Long-Term
                                          Annual Compensation(1)   Compensation
                                          ----------------------   ------------
                                                                    Securities
 Name and Principal                                                 Underlying
     Position                 Year        Salary($)     Bonus($)   Options(#)(2)
-------------------           ----        ---------     --------   -------------

Stephen A. Ollendorff         1997(3)    $254,615(4)        --        50,000
 Chairman and Chief           1996(3)    $264,042           --          --
 Executive Officer            1995(3)    $256,750           --          --

Edward N. Epstein             1997       $182,090(4)        --          --
 President and                1996       $150,000           --          --
 Chief Operating              1995       $122,500(5)    $ 30,000     150,000
 Officer

Robert P. Freeman             1997       $215,920       $ 95,673      50,000
 President and Chief          1996       $242,480       $150,000        --
 Executive Officer -          1995       $171,340       $ 50,000        --
 Recticon Enterprises,
 Inc.
--------
(1) No officer received perquisites which, are in the aggregate, greater than or equal to the lesser of $50,000 or 10% of annual salary and bonus.

(2)       Represents options awarded under the 1991 Stock Option Plan.

(3) Mr. Ollendorff has voluntarily assumed responsibility for rent and secretarial expenses relating to the New York office. Mr. Ollendorff does not receive any fringe benefits from the Company.

(4) As a result of an agreement between Messrs. Epstein and Ollendorff, Mr. Ollendorff voluntarily reduced his annual compensation by $24,280 to $242,475, effective July 1997, in order to increase Mr. Epstein's annual compensation for 1997 by $24,280 to $209,230. See "Employment Arrangements" below.

(5) This amount was paid to Mr. Epstein pursuant to his consulting arrangement with the Company.

     The Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officers are entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. Executives who qualify are permitted to participate in the Company's 1991 Stock Option Plan.

Stock Option Grants In Last Fiscal Year
---------------------------------------

     The following table sets forth information concerning stock options granted to the Named Executives during the fiscal year ended December 31, 1997:

                   No. of     Percentage of
                 Securities   Total Options
                 Underlying    Granted to     Exercise
                  Options     Employees in    Price Per  Expiration
Name             Granted(#)   Fiscal Year(%)   Share($)     Date
----             ----------   --------------   --------  ----------

Stephen A.          50,000         50%          $1.58     6/1/07
 Ollendorff

Edward N.             -             -            -           -
  Epstein

Robert P.           50,000         50%          $1.58     6/1/07
  Freeman


     On March 2, 1998 the Stock Option and Compensation Committee authorized the further amendment to certain of the Company's outstanding stock options (which had previously been amended on November 22, 1994). In exchange for each optionee agreeing to an increase in the exercise price in the event of a "change of control" from $.5625 to $1.25 (equal to the "fair market value" of the Company's Common Stock on March 2, 1998), the Company would expand the definition of "change of control" to include the merger, sale or liquidation of the business as set forth in (iv) below. The amended and expanded definition of "change of control" would occur in the following circumstances: (i) the first purchase of shares of equity securities of the Company pursuant to a tender offer or exchange offer (other than an offer by the Company) for 25% or more of the equity securities of the Company, which offer has not been approved by the Board of the Company, (ii) a single purchaser or a group of associated purchasers acquiring, without the approval or consent of the Board of the Company, securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities in one or a related series of transactions, (iii) in respect of an election of directors by the Company's stockholders, the election of any or all of the management's slate of directors being contested or opposed, whether through a solicitation of proxies, or otherwise, or (iv) on the day the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (B) a definitive agreement for the sale, exchange, or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company. As of November 5, 1998, no such "change of control" has occurred.

     On November 7, 1996, the Board of Directors authorized the Company to loan moneys to officers and employees of the Company in order to encourage them to exercise their stock options. The term of such loans would be for the shorter of ten years or 60 days after termination of employment of the officer or employee, interest would accrue and be payable monthly on the principal, at the prevailing rate applicable to 90-day treasury bills at the time the loan is made, and the loan would be collateralized at all times, which collateral (subject to applicable law) may include shares of the Company. The loans must be collateralized so that the fair market value of the collateral would have to equal or exceed the principal outstanding amount of the loan at all times. As of November 5, 1998, no such loans to officers or employees have been made by the Company.

     In October 1998, both Messrs. Ollendorff and Epstein each surrendered options to purchase 30,000 shares of Common Stock, in order for the Company to be able to grant options to other employees of the Company and its subsidiaries.

Year-End Option Values Table
----------------------------

     The following table sets forth information at December 31, 1997 respecting exercisable and non-exercisable options held by the Named Executives. During fiscal 1997, the Named Executives did not exercise any stock options. The table also includes the value of "in-the-money" stock options which represents the spread between the exercise prices of the existing stock options and the year-end price of the Common Stock.



                   Number of Unexercised        Value of Unexercised In-
                        Options Held               the-Money Options
                  at December 31, 1997(1)      Held at December 31, 1997(1)
                  -----------------------      ----------------------------

                                   Not                          Not
Name             Exercisable    Exercisable     Exercisable  Exercisable
----             -----------    -----------     -----------  -----------

Stephen A.
  Ollendorff      330,000         -0-            $-0-             $-0-

Edward N.
  Epstein         150,000         -0-            $80,250          $-0-

Robert P.
  Freeman         100,000         -0-            $14,000          $-0-

----------------
(1) Based upon the closing sales price of the Common Stock on December 31, 1997 ($1.44).

Employment Arrangements
-----------------------

     The Company has entered into an employment agreement, for a minimum three-year period, which has been renewed by its terms, with Stephen A. Ollendorff, pursuant to which Mr. Ollendorff receives annual compensation of $250,000, subject to annual cost-of-living adjustments, from the Company. On January 17, 1996, Mr. Ollendorff's employment agreement was amended in order to clarify certain terms and conditions, including the geographic location in which services are to be provided, events of termination and his obligations with respect to confidential information, non- solicitation of employees and covenants not to compete. Mr. Ollendorff agrees to devote such time to the business and affairs of the Company as he believes is necessary for the operations of the Company. In addition, Mr. Ollendorff has voluntarily assumed responsibility for rent and secretarial expenses relating to the Company's New York office. Mr. Ollendorff receives no fringe benefits from the Company.

     Effective January 1, 1997, Mr. Ollendorff receives a salary of $120,000 per year as Chairman of the Board of Recticon Enterprises, Inc. ("Recticon"), which amount is paid by the Company from the amounts paid by Recticon to the Company each month. In addition, Recticon rents office space in Mr. Ollendorff's New Jersey office and pays rent directly to Mr. Ollendorff directly for such space in the amount of $500 per month. Any amounts received by Mr. Ollendorff from Recticon as rent and/or salary are deducted from his salary from the Company to the extent and as long as he receives such monies from Recticon.

     The Company entered into an employment agreement with Edward N. Epstein, effective January 1, 1996, for a three year period, for an annual compensation of $150,000, subject to cost-of-living adjustments. In addition, the Stock Option and Compensation Committee granted Mr. Epstein a $30,000 bonus in 1995. Mr. Epstein agrees to devote such time to the business and affairs of the Company as he believes is necessary for the operations of the Company. Prior to the execution of such employment agreement, Mr. Epstein had been retained as a consultant to the Company, at the annual compensation of $120,000.

     As a result of an agreement between Messrs. Epstein and Ollendorff, Mr. Ollendorff voluntarily reduced his annual compensation by $24,280 to $242,475, effective July 1997, in order to increase Mr. Epstein's annual compensation for 1997 by $24,280 to $209,230. Mr. Ollendorff has agreed not to accept any increased compensation (other than cost-of-living increases) until Mr. Epstein's annual compensation shall be equal to Mr. Ollendorff's.

     Robert P. Freeman, President and Chief Executive Officer of Recticon, entered into a letter agreement with Recticon as of February 15, 1995, which provides that if, within one (1) year of a "change of control" (as defined in the agreement) of Recticon, his employment is terminated without cause by Recticon, or he resigns because of (i) assignment, without his written consent, of any duties inconsistent with his position, duties, responsibilities and status with Recticon, or change in his reported responsibilities, titles of offices or any plan, act, scheme or design to constructively terminate him, or
(ii) reduction by Recticon of his annual base salary, he shall receive the following benefits: (i) annual base salary through the date of termination; (ii) in lieu of any further salary payments, severance pay on the tenth business day following the date of termination, a lump sum equal to two times his annual base salary; and (iii) if Mr. Freeman terminates his employment with Recticon between the first and second year of a change of control for any reason other than "for cause", Recticon will pay him the amount he would have been paid if he had remained employed through the end of the second year of a change of control, but in no event less than an amount equal to six months of base salary. In addition, Recticon will maintain all medical, health and accident plans for a period of the earlier of (i) 24 months or (ii) the date of which he is covered by reason of his being employed by a new employer.

                     PROPOSAL II: RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

     The Board has selected the firm of Grant Thornton LLP ("Grant Thornton"), independent certified public accountants, to act as independent public accountants and to audit the books, records and accounts for the Company for the fiscal year ending December 31, 1998. In accordance with a resolution of the Board, this selection is being presented to the stockholders for their ratification at the Meeting. The firm of Grant Thornton acted in such capacity for the Company for the fiscal year ended December 31, 1997. If the stockholders do not ratify the selection of Grant Thornton, the selection of independent accountants will be reconsidered by the Board. A representative of Grant Thornton is not expected to be present at the Meeting.

     During the Company's 1995 and 1996 fiscal years, the Company engaged the accounting firm of Coopers & Lybrand L.L.P. ("C&L"), independent accountants, to audit the books, records and accounts of the Company. Since the Company withdrew its election to be treated as a business development company under the Investment Company Act of 1940 in 1997, its financial statements are prepared on a consolidated basis. Grant Thornton is presently the auditor for the Company's principal subsidiary. The Company determined that it would be appropriate to engage Grant Thornton as its auditor for the fiscal year ended December 31, 1997. The Company notified C&L, on November 3, 1997, that it would no longer utilize its services as independent accountants. On November 3, 1997, the Company engaged the firm of Grant Thornton to act as its independent accountants for the 1997 fiscal year. The Company's decision to change independent accountants was approved by the Company's Board of Directors upon recommendation of its Audit Committee. For the 1995 and 1996 fiscal years, C&L's reports on the Company's financial statements for such fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, there was an explanatory paragraph in each report relating to the valuation of investments being based on the best estimate of the Board in the absence of readily ascertainable market values. In connection with the audits of the Company's financial statements for each of the two fiscal years ended as of December 31, 1996, and in the subsequent interim period, there were no disagreements with C&L on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of C&L would have caused C&L to make reference to the matter in their report on the Company's financial statements for such periods. C&L has previously stated in connection with filings with the Commission that it agrees with the statements contained in this paragraph.

     The affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is required for the ratification of the selection of Grant Thornton.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF PROPOSAL II.

                                  OTHER MATTERS

     As of the date of this proxy statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting, other than as described above. If any other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, pursuant to the Company's By-laws, it is the intention of the persons named in the accompanying form of proxy to vote proxies in accordance with their judgment. Pursuant to the Company's By-laws, for business to be properly brought before this Meeting, a stockholder must have given timely notice thereof on or before November 1, 1998.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder who intends to present a proposal or action at the Company's 1998 Annual Meeting of Stockholders must comply with the requirements of Rule 14a-8 of the 1934 Act and the Company's By-Laws. Rule 14a-8 requires, among other things, that a proposal shall have been received by the Company in writing at its principal executive office not later than July 20, 1999 in order for such proposal to be considered for inclusion in the Proxy Statement relating to the 1999 Annual Meeting of Stockholders. In addition, the Company's By-Laws require that a stockholder proposal shall have been received by the Company no earlier than September 30, 1999 and no later than October 20, 1999.


                              By Order of the Board of Directors



                              STEPHEN A. OLLENDORFF
                              Secretary


Dated:  November 9, 1998

                               ACORN HOLDING CORP.
                    Proxy for Annual Meeting of Stockholders
                          to be Held December 18, 1998

                 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS

     The undersigned stockholder(s) of ACORN HOLDING CORP., a Delaware corporation (the "Company"), hereby constitutes and appoints EDWARD N. EPSTEIN and STEPHEN A. OLLENDORFF, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the 1998 Annual Meeting of Stockholders of the Company to be held at Club 101, 101 Park Avenue, Lobby Level, New York, New York 10017 on December 18, 1998, at 11:00 A.M. (local time), and any adjournment(s) thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present in the manner specified and on any other business as may properly come before the meeting.

     This Proxy will be voted in accordance with the instructions given. If no instructions are given in respect of a Proposal, this Proxy will be voted "FOR" such Proposal.

Please mark boxes __ or x in blue or black ink.

1.  ELECTION OF DIRECTORS

         FOR all nominees listed below         WITHHOLD AUTHORITY to
         (except as marked to the              vote for all nominees
         contrary below)          /__/         listed below      /__/

                       Paula Berliner, Edward N. Epstein,
            Ronald J. Manganiello, Stephen A. Ollendorff, Bert Sager

(Instruction: To withhold authority to vote for any individual nominee(s) write the nominee's name in the space below):


             ------------------------------------------------------

                (Continued and to be signed on the reverse side.)

2.       RATIFICATION OF THE SELECTION OF THE FIRM OF
         GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC
         ACCOUNTANTS OF THE COMPANY FOR THE 1998 FISCAL YEAR

         FOR _____     AGAINST _____    ABSTAIN _____


         In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and as set forth in Rule 14a-4(c) of the Securities Exchange Act of 1934.


                           Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                           Dated________________________, 1998


                           -----------------------------------
                                        Signature

                           -----------------------------------
                               Signature if held jointly

                           Title______________________________